SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 20, 2004

Date of Report (Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-9240	94-6565852
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300, Dallas, Texas	75234
(Address of Principal Executive Office)	(Zip Code)

(469) 522-4200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	2.01 COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS

In 2004, Transcontinental Realty Investors, Inc. (“TCI”) sold a significant amount of its assets, the last sale of which was completed on June 20, 2004. The nature and amount of consideration given principally involved cash received, seller financing provided by TCI and/or debt assumed by purchaser, and the principle followed in determining the amount of such consideration was negotiations between TCI and the purchaser. The properties sold are as follows:

Date of Completion or Sale Date	Description of Asset or Property	Location	Units/Sq. Ft./ Acres	Sales Price (in thousands)	Gain/(Loss) on Sale (in thousands)	% of TCI’s Assets	Purchaser
05/15/04	Sandstone Apartments	Mesa, AZ	238 Units	$8,650	$1,136	0.82%	Palm Desert Villas, L.P.
05/21/04	Cliffs of El Dorado Apartments	McKinney, TX	208 Units	13,442	—	1.34%	Unified Housing of McKinney, LLC(1)
06/20/04	Waters Edge IV Apartments	Gulfport, MS	80 Units	5,000	—	0.52%	Water’s Edge III Corporation
02/17/04	Countryside Retail	Sterling, VA	133,422 Sq. Ft.	27,100	5,475	2.20%	Saul Holdings L.P.
02/17/04	Countryside Harmon	Sterling, VA	5,000 Sq. Ft	2,650	1,861	0.08%	Saul Holdings L.P.
02/27/04	Brandeis Office Bldg.	Omaha, NE	319,234 Sq. Ft.	—	(92)	1.00%	Mack-Cali Sub XV Trust
05/07/04	Atrium Office Bldg.	Palm Beach, FL	74,603 Sq. Ft	5,775	328	0.59%	Hayden Properties, LLC
06/04/04	4135 Beltline	Addison, TX	90,000 Sq. Ft	4,900	345	0.50%	Beltline Realty Partners, Ltd., Three Rivers Title Co., Inc. & First American Exchange Corporation
02/26/04	Ogden Industrial	Ogden, UT	107,112 Sq. Ft.	2,600	1,374	0.12%	Flying Colors Group, L.P.
03/01/04	Texstar Warehouse	Arlington, TX	97,846 Sq. Ft.	2,400	—	0.15%	Basic Capital Management, Inc. (2)
03/29/04	Kelly Warehouse (Pinewood)	Dallas, TX	100,000 Sq. Ft.	1,650	153	0.15%	BHP Sale Builders Hardware Ltd.
07/09/04	Kelly Warehouse (Cash Road)	Dallas, TX	97,150 Sq. Ft.	1,500	139	0.15%	Larson Group, L.P.
03/01/04	K-Mart Shopping Center	Cary, NC	92,033 Sq. Ft.	3,200	—	0.29%	Basic Capital Management, Inc. (2)
01/30/04	Red Cross Land	Dallas, TX	2.89 Acres	8,500	—	0.85%	Shafer Property Company
03/29/04	Allen Land	Collin County, TX	492.531 Acres	19,962	2,106	1.55%	Blue Star Land, L.P.
08/09/04	Rasor Land	Plano, TX	24.5 Acres	2,600	54	0.29%	Donald C. Carter

				$109,929	$12,879	10.60%

(1)	Unified Housing of McKinney, LLC, is deemed to be an affiliate of TCI due to common management.
(2)	Basic Capital Management, Inc. is an affiliate of TCI.

ITEM	9.01 FINANCIAL STATEMENTS AND EXHIBITS

The unaudited pro forma statements of operations are presented for the six months ended June 30, 2004 and the year ended December 31, 2003. The unaudited pro forma statements of operations present TCI’s operations as if the transactions described above had occurred at January 1 of each of the periods presented. An unaudited pro forma balance sheet as of June 30, 2004, is also presented. The unaudited pro forma balance sheet presents the property sales described above, as if they had occurred at January 1, 2004.

The unaudited pro forma condensed combined financial statements should be read in conjunction with TCI’s financial statements and related notes included in TCI’s Report on Form 10-Q for the quarter ended June 30, 2004 and the Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA COMBINED CONSOLIDATED BALANCE SHEET

JUNE 30, 2004

(Dollars in thousands)

	Actual (1)	Kelly Warehouse (Cash Road) (2)	Rasor Land (2)	Totals
ASSETS
Real Estate held for Investment	$882,095	$—	$(2,546)	$879,549
Less: Accumulated Depreciation	(92,055)	—	—	(92,055)

	790,040	—	(2,546)	787,494

Real Estate Held for Sale	10,419	(1,308)	—	9,111

Notes and Interest Receivable:
Performing	41,045	—	—	41,045
Non-Performing	4,303	—	—	4,303

	45,348			45,348
Less: Allowances for Estimated Losses	(1,456)	—	—	(1,456)

	43,892	—	—	43,892

Investment in real estate entities	14,272	—	—	14,272
Marketable equity securities, at market value	5,397	—	—	5,397
Cash and cash equivalents	4,680	(2)	—	4,678
Other Assets	30,456	(288)	(13)	30,155

Total Assets	$899,156	$(1,598)	$(2,559)	$894,999

LIABILITIES AND EQUITY
Notes and interest payable	$635,113	$—	$(1,260)	$633,853
Liabilities related to assets held for sale	3,426	(465)	—	2,961
Other Liabilities	39,893	(2,181)	(1,513)	36,199

	678,432	(2,646)	(2,773)	673,013

Minority Interest	752	—	—	752

Stockholders’ equity:
Preferred Stock	—	—	—	—
Common Stock	81	—	—	81
Paid-in capital	256,809	—	—	256,809
Accumulated deficit	(35,546)	1,048	214	(34,284)
Accumulated other comprehensive loss	(1,372)	—	—	(1,372)

	219,972	1,048	214	221,234

Total Liabilities and Equity	$899,156	$(1,598)	$(2,559)	$894,999

(1)	Includes properties sold prior to June 30, 2004.
(2)	Assumes sale by TCI on January 1, 2004.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

SIX MONTHS ENDED JUNE 30, 2004

(Dollars in thousands, except per share)

	Actual	Apartments (3)	Commercial (4)	Land (5)	Proforma
Property revenue:
Rents	$57,892	$—	$(387)	$—	$57,505
Property operations	35,964	—	(268)	(20)	35,676

Operating income	21,928	—	(119)	20	21,829

Land Operations:
Sales	28,462	—	—	2,600	31,062
Cost of Sales	21,374	—	—	2,546	23,920
Deferred Gain on Sale	4,982	—	—	—	4,982

Gain on Land Sales	2,106	—	—	54	2,160

Other income (loss):
Interest	1,554	—	—	—	1,554
Gain on foreign currency transaction	1,249	—	—	—	1,249
Equity in loss of equity investees	(1,510)	—	—	—	(1,510)

	1,293	—	—	—	1,293

Other expense:
Interest	19,759	—	(148)	(57)	19,554
Depreciation	10,306	—	(122)	—	10,184
Advisory fee to affiliates	3,243	(63)	(63)	(24)	3,093
General and administrative	3,960	—	—	—	3,960
Minority interest	713	—	—	—	713

	37,981	(63)	(333)	(81)	37,504

Net income (loss) from continuing operations	$(12,654)	$63	$214	$155	$(12,222)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(1.57)				$(1.52)

Weighted Average Common Shares Used in Computing Earnings Per Share	8,113,669				8,113,669

(1)	The proforma combined Statement of Operations assumes that each property was sold by TCI on January 1, 2004.
(2)	Operating results for properties are their actual operating results from January 1 to their respective dates of sale. Rents, property operations, interest expense and depreciation for non-land properties sold prior to August 15, 2004 were excluded from the actual results of continuing operations at June 30, 2004.
(3)	Includes the Cliffs of El Dorado and Sandstone Apartments sold in May 2004, and the Waters Edge IV Apartments sold in June 2004.
(4)	Includes Countryside Retail and Harmon, Brandeis and Odgen Industrial sold in February 2004, K-Mart, Texstar Warehouse and the Pinewood Warehouse (Kelly) sold in March 2004, the Atrium sold in May 2004, 4135 Beltline sold in June 2004 and the Cash Road Warehouse (Kelly) sold in July 2004.
(5)	Includes Red Cross sold in January 2004, Allen sold in March 2004 and Rasor sold in August 2004.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

YEAR ENDED DECEMBER 31, 2003

(Dollars in thousands, except per share)

	Actual(3)	Apartments(4)	Commercial(5)	Land(6)	Proforma
Property revenue:
Rents	$114,422	$(2,093)	$(9,564)	$(11)	$102,754
Property operations	73,603	(1,163)	(4,509)	(267)	67,664

Operating income	40,819	(930)	(5,055)	256	35,090

Land Operations:
Sales	11,087	—	—	31,062	42,149
Cost of Sales	7,730	—	—	23,920	31,650
Deferred Gain on Sale	1,716	—	—	4,982	6,698

Gain on Land Sales	1,641	—	—	2,160	3,801

Other income (loss):
Interest	6,683	—	—	—	6,683
Equity in loss of equity investees	(4,291)	—	—	—	(4,291)
Gain on debt extinguishment	4,392	—	—	—	4,392
Gain on condemnation award	4,800	—	—	—	4,800

	11,584	—	—	—	11,584

Other expense:
Interest	38,943	(744)	(2,060)	(1,553)	34,586
Depreciation	21,199	(390)	(1,395)	—	19,414
Provision for asset impairment	4,713	—	—	—	4,713
Discount on sale of note receivable	104	—	—	—	104
Advisory fee to affiliates	4,935	(185)	(420)	(169)	4,161
General and administrative	9,149	—	—	—	9,149
Loss on foreign currency translation	3,309	—	—	—	3,309
Minority interest	(2,230)	—	1,064	—	(1,166)

	80,122	(1,319)	(7,326)	(1,920)	74,270

Net income (loss) from continuing operations	$(26,078)	$389	$2,271	$4,336	$(23,795)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(3.23)				$(2.95)

Weighted Average Common Shares Used in Computing Earnings Per Share	8,078,108				8,078,108

(1)	The proforma combined Statement of Operations assumes that each property was sold by TCI on January 1, 2003.
(2)	Operating results for properties are their actual operating results from January 1 to their respective dates of sale. Rents, property operations, interest expense and depreciation for non-land properties sold prior to April 1, 2003 were excluded from the actual results of continuing operations at December 31, 2003.
(3)	TCI’s land operations were not separately disclosed in the Consolidated Statement of Operations for the year ending December 31, 2003.
(4)	Includes the Cliffs of El Dorado and Sandstone Apartments sold in May 2004, and the Waters Edge IV Apartments sold in June 2004.
(5)	Includes Countryside Retail and Harmon, Brandeis and Odgen Industrial sold in February 2004, K-Mart, Texstar Warehouse and the Pinewood Warehouse (Kelly) sold in March 2004, the Atrium sold in May 2004, 4135 Beltline sold in June 2004 and the Cash Road Warehouse (Kelly) sold in July 2004.
(6)	Includes Red Cross sold in January 2004, Allen sold in March 2004 and Rasor sold in August 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSCONTINENTAL REALTY INVESTORS, INC.

Date: August 24, 2004	By:	/s/ J. C. Lowenberg III
J. C. Lowenberg III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Acting Principal Executive Officer)

Date: August 24, 2004	By:	/s/ Scott T. Lewis
Scott T. Lewis
Vice President and Chief Accounting Officer